The Welding Experts ® Vincent K. Petrella Executive Vice President & Chief Financial Officer Stifel 2015 Industrials Conference June 16, 2015 Exhibit 99.1

Forward-Looking Statements:
Statements made during this presentation which are not historical facts may be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,”
“forecast,” “guidance” or words of similar meaning. For further information concerning issues that could materially affect financial performance related to forward-looking statements, please refer to Lincoln
Electric’s quarterly earnings releases and periodic filings with the Securities and Exchange Commission, which
can
be
found
on
www.sec.gov
or
on
www.lincolnelectric.com.
Safe Harbor and Regulation G Disclosures
Non-GAAP Measures:
Our management uses non-GAAP financial measures in assessing and evaluating the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.
Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures.

Pioneer With Market-Leading Technology
A global manufacturer and market leader with 120 years of expertise.
Distinguished by an unwavering commitment to customers,
employees and shareholders.
Founded in 1895
$2.8B in revenue in 2014
Market cap of ~$5.1B
HQ in Cleveland, Ohio, U.S.
47 manufacturing facilities in 19 countries
Distribution to over 160 countries
10,000+ employees worldwide
EQUIPMENT
EQUIPMENT
AUTOMATION
AUTOMATION
FUME
CONTROL
FUME
CONTROL
CUTTING
CUTTING
ACCESSORIES
ACCESSORIES
CONSUMABLE
CONSUMABLE
(filler metals)

Investment Highlights
Predictable
model
enables high
dividend
payout
Track record
of expanding
margins
Leader in
complete
solutions and
application
expertise
Increasing
cash
returns to
shareholders
Disciplined
capital
deployment
delivers top
quartile
returns
1
Refers to Operating profit margin excluding special items
4
13%
CAGR
2006 -
2015
15+%
Operating
Margin
1
#1
Global
Provider of
Solutions
>$485
Million
in 2015 Est.
(+28% vs. ‘14)
19+%
ROIC
(share repurchases
+ dividends)

Diversified Products and Reach
Net
Sales
by
Product
Area
¹
Net
Sales
by
Segment
¹
1
FY2014
5
Consumables
(filler metals)
62%
Equipment
38%
North
America
60%
South
America
Asia
Pacific
Harris
Products
Group
Europe
15%
11%
9%
5%

Global Arc Welding, Brazing & Cutting
Industry
Market
Share
Estimates
¹
1
Amounts based on the Company estimates of the total market and include sales of equity affiliates
2
Based on company estimates.
$23B Global Arc Welding, Brazing
&
Cutting
Industry
²
LECO is one of only three global providers to offer a complete solution
Leading Provider Across Diverse End Markets
8%
8%
6%
3%
4%
3%
9%
LECO
Colfax
ITW
Big Bridge
Kobelco
Golden Bridge
Bohler
Air
Liquide
Kemppi
Hyundai
OTC
Hypertherm
Atlantic
Fronius
Panasonic
Others
6
Heavy
Fabrication
Ship
Building
Automotive/
Transport
General
Industrial
Fabrication
31%
Power
Generation
& Process
14%
Maintenance
& Repair
Pipe
Mill
Offshore
Pipeline
Structural
14%

Innovation & Expertise Differentiate Our Value-Added Model
1920s
Motor generator-
based equipment
Stick electrodes
1950 -
1970s
Transformer-based
equipment
Wire & stick-based
consumables
1990 -
2005
Inverter-based
equipment (digital)
Proprietary wave form
technologies
Broader-range of
consumables & alloys
2006+
Automated and semi-automated solutions
Highly engineered solutions for unique applications
Expanded alloys and aluminum
Virtual reality training tools
Laser welding, cutting and cladding solutions
Productivity and quality monitoring tools
Digital interfaces for repeatability,
speed and ease-of-use
70% smaller and
85% lighter

Innovation Drives Growth
Adding MIG to existing TIG solution
Used in various oil and gas applications
Leverages a standard, installed base of
Power Wave
®
equipment, unique motion
control technology & new, simple interface
New digital system is 75% faster; meeting
the need for speed and ease-of-use
R&D Investment
Galvanized Steel Solution
Orbital Solutions
Process Z™ new custom wire &
waveform for welding zinc-coated steels
Stringent automotive requirements
driving demand for zinc-coated steels
Delivers up to 85% lower porosity levels
and higher productivity vs. alternatives
New
Patents
1
1
Initial patent filings for new technologies
2
New products defined as solutions launched within the last five years
8
~33% of 2014 sales
from
new
products
2
(+300 bps YoY)
~44% of 2014
equipment sales from
new products
2
$22
$24
$26
$27
$28
$29
$33
$37
$42
$43
67
42
22
41
50
29
52
74
110
61
-
20
40
60
80
100
120
$-
$5
$10
$15
$20
$25
$30
$35
$40
$45
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Disciplined M&A is Expanding Growth Opportunities
$489 Million
Cumulative M&A Investment 2005-2014
Sales growth
attributed to
acquisitions (%)
Expanding the
market size
potential for
future
growth
¹
$23 Billion
$35 Billion
Arc Welding,
Brazing & Cutting
+ Automation
+ Hardfacing
1
Based on company estimates

3.9%
average

‘2020 Strategy’ Targets Best-in-Class Financial Performance
FY2014
Result
2009 to 2014
Performance
2020 Goal
(2009-2020)
Sales Growth
-1.4%
10.2% CAGR
10%
CAGR
Adj Op Profit Margin
15.1%
Average
11.7%
Average 15.0%
ROIC
19.1%
Average 14.8%
Average 15.0%
Operating Working
Capital Ratio
16.5%
670 bps
improvement
15.0%
BRICs
Channels
Salesforce
Reach
Attractive
Sectors
Automotive
Energy
Infrastructure
Construction
Heavy
Fabrication
Education
Operational
Excellence
Arc Welding
Automation
Alloys/
Aluminum
Accessories
Cutting
Services
Leverage
Core
+
Adjacencies
Working capital
initiatives
Portfolio
optimization
Lean/Six Sigma
programs
2020
2009

Share of World Crude Steel Production:
2014
1
1
World Steel Association. Note: U.S. steel production FY2014: +1.7%, YTD through April 2015: -8.5%
2
Markit Financial Information Services
Economic Variables Impacting Our Industry
4%
4%
2%
5%
5%
7%
EU-28
11
Crude
Steel
Production
Annual
Growth
Trend:
2010-4/2015
1
-5%
0%
5%
10%
15%
20%
25%
2010
2011
2012
2013
2014
YTD '15
World
China
ROW
China
50%
10%
Japan
USA
India
Russia
S. Korea
Ukraine
ROW
11%
40
42
44
46
48
50
52
54
56
58
60
2010
2011
2012
2013
2014
2015
Global
U.S.
China
Eurozone
Manufacturing Purchasing Managers’  Indices: 2010 to April 2015 Report
2

4.2%
15.5%
6.8%
-3.9%
-29.8%
14.1%
14.8%
1.3%
-2.7%
-2.0%
-0.8%
8.0%
2.9%
3.7%
7.8%
-0.5%
0.4%
6.9%
1.7%
0.1%
1.8%
2.9%
7.0%
3.4%
2.0%
3.0%
3.0%
5.3%
5.8%
4.9%
3.2%
1.5%
1.8%
0.9%
1.3%
3.2%
1.9%
-2.9%
2.6%
-2.0%
-0.6%
-2.6%
-4.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1-2015
FX
Acquisition
Price
Volume
Solid Price Performance. Volumes Impacted by Initiatives
to Improve Mix and Macro’s
Please refer to the appendix for reconciliation of non-GAAP measures.
20.1%
23.1%
15.7%
8.7%
-30.2%
19.7%
30.2%
5.9%
0.0%
-1.4%
Components of Revenue Performance

-4.0%

Q2 Trending: Focused on ‘2020 Vision & Strategy’ initiatives to drive long-term margin and earnings growth

Value Drivers in Q2:
•
Richening mix
•
Automation growth
•
Diversified end sector exposure with steady-to-modest growth in:
•
General Fabrication
•
Automotive
•
Shipbuilding
•
Pipe mills
•
Structural (non-res construction)
•
Continuous improvement programs and cost reduction initiatives
•
Capital allocation and share repurchases

Q2 Trending: Near-term trends and challenging YoY comparisons keep us cautious on earnings performance

Q2 Challenges:
•
FX translation –
mid single-digit percent decline QTD thru May
•
Weakening oil/gas –
high teens percent decline QTD thru May
•
Weakening exports –
over 25 percent decline QTD thru May
•
General economic malaise and end sector weakness in:
•
Energy
•
Heavy Fabrication (agricultural, mining and construction equipment)
•
Mining / Maintenance & Repair
•
Higher interest and pension expense
•
Challenging year-over-year comparisons
•
Prior
year
Q2-
and
Q3-2014
strengthening
volume
and
EBIT
performance
in
North American and European segments
•
$0.04 EPS contribution from Venezuela in Q2/2014
•
$0.03 EPS contribution from an insurance gain in Q2/2014

Focused on Higher Margin Opportunities 1 Excludes special items. Please refer to the appendix for reconciliation of non-GAAP measures. Operating Profit Margin 1 vs. Net Sales 15

($ in millions)
1
Q1/2013 dividend paid in Q4/2012
Solid Cash Flows are Funding Growth and Accelerated
Shareholder Returns
17
Capital Allocation
$477
>$550
$43
$45
$47
$52
$73
$49
1
$73
$85-$90
$42
$40
$37
$81
$168
$307
$400
$72
$38
$61
$66
$53
$76
$73
$65-$75
$44
$25
$19
$66
$135
$53
$24
2008
2009
2010
2011
2012
2013
2014
2015e
Acquisition
Cap Ex
Share Repurchase
Dividend
$346
$342
$221
$167
$108
$201

13.2%
CAGR
2006 -
2015
Predictable Model Enables a Growing Dividend Payout
Dividend History
18
Celebrating 100 years of dividend payments
$0.38
$0.44
$0.50
$0.54
$0.56
$0.62
$0.68
$0.80
$0.92
$1.16
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Disciplined Capital Deployment Delivers Top Quartile
Returns

Return on Invested Capital
17.7%
19.9%
16.8%
18.8%
4.3%
10.7%
16.9%
18.7%
18.9%
19.1%
20.1%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1-2015

Summary –
Positioned for Long Term Value Creation
#1 Global Provider
Top Quartile ROIC
$840M Returned to
Shareholders
2011-2014
Top Market Position in Arc Welding
•
Differentiated by comprehensive equipment and consumables
•
Renowned
Welding Experts
®
with industry-leading engineers
Innovative R&D and Pragmatic M&A Driving Growth
•
Focused investments driving higher margins and returns
•
33% of sales from new products (excl. Automation)
•
M&A  initiatives contributing 3% to 4% of annual revenue growth
Solid Execution Increasing Returns
•
Operational excellence is optimizing the cost structure
•
Working capital efficiency supporting cash flow generation
•
Model driven by ROIC
Predictable Model Accelerating Shareholder Returns
•
Business model resilient through economic cycles
•
400 basis point margin expansion in 4 years on ‘2020 Strategy’
•
Share repurchases up over 700% over the past 4 years

Driving  Growth and
Richening Mix

Appendix Amanda Butler Director, Investor Relations Amanda_Butler@lincolnelectric.com 216.383.2534

Net Income
Solid earnings performance through the cycle
($ in Millions)
2005-2014
CAGR
10.5%
Net Income
1
1
Excludes special items. Please refer to the appendix for reconciliation of non-GAAP measures.
21
$125
$171
$203
$231
$73
$130
$231
$266
$313
$306
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1 2015

Please refer to the appendix for reconciliation of non-GAAP measures. (EXCLUDING SPECIAL ITEMS) Diluted Earnings Per Share Progression Beginning of Upturn 22 Beginning of Recession

Period
Ended December 31,
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1-2015
Operating income:
$149,845
$232,970
$277,632
$295,404
$92,976
$186,430
$296,680
$362,081
$406,985
$373,747
$90,499
Special items:
Rationalization
charges / (gains)
1,761
3,478
(188)
2,447
29,018
(384)
282
9,354
8,463
30,053
-
Loss on sale of land
-
-
-
-
-
-
-
-
705
-
-
Impairment charges
-
-
-
16,924
879
-
-
-
-
-
-
Pension settlement
loss (gain)
-
-
-
-
(1,543)
-
-
-
-
-
-
Loss on sale of
business
1,942
-
-
-
-
-
-
-
-
-
-
Gain on sale of
Ireland facility
-
(9,006)
-
-
-
-
-
-
-
-
-
Venezuelan charges
(gains)
-
-
-
-
-
3,123
-
1,381
12,198
21,133
-
Adjusted operating
income:
$ 153,548
$ 227,442
$ 277,444
$ 314,775
$ 121,330
$ 189,169
$ 296,962
$ 372,816
$ 428,351
$424.933
$90,499
Net sales
$  1,601,190
$   1,971,915
$  2,280,784
$ 2,479,131
$ 1,729,285
$ 2,070,172
$ 2,694,609
$ 2,853,367
$ 2,852,671
$ 2,813,324
$    657,900
Op income %
9.4%
11.8%
12.2%
11.9%
5.4%
9.0%
11.0%
12.7%
14.3%
13.3%
13.8%
Adjusted op
income %
9.6%
11.5%
12.2%
12.7%
7.0%
9.1%
11.0%
13.1%
15.0%
15.1%
13.8%
Reconciliation of Operating Income and Operating Income Margin to
Non-GAAP Adjusted Operating Income and Adjusted Operating Income Margin
Non-GAAP Financial Measures

Period
Ended December 31,
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1-2015
Net
income:
$122,306
$175,008
$202,736
$212,286
$48,576
$130,244
$217,186
$257,411
$293,780
$254,686
$68,354
Special items:
Rationalization
charges / (gains)
1,303
3,478
(107)
18,313
23,789
(894)
237
7,442
7,573
30,914
-
Loss on sale of land
-
-
-
-
-
-
-
-
705
-
-
Pension settlement
loss (gain)
-
-
-
-
(2,144)
-
-
-
-
-
-
Loss (gain) on sale
of business
1,678
-
-
-
(5,667)
-
-
-
-
-
-
Gain on sale of
Ireland facility
-
(7,204)
-
-
-
-
-
-
-
-
-
Venezuelan charges
(gains)
-
-
-
-
-
3,560
-
906
12,198
21,133
-
Non-controlling
interests
-
-
-
-
601
1,782
-
-
(1,068)
(805)
-
Tax
audit
settlements
(9,857)
-
-
-
-
(4,844)
-
-
-
-
Tax contingency
-
-
-
-
-
(5,092)
-
-
-
-
-
Tax benefits related
to Ohio tax law
change
(1,807)
-
-
-
-
-
-
-
-
-
-
Gain from settlement
of legal disputes
(876)
-
-
-
-
-
-
-
-
-
-
Adjusted Net
Income:
$ 112,747
$ 171,282
$ 202,629
$ 230,599
$ 121,330
$ 129,600
$ 212,579
$ 265,759
$ 313,188
$ 305,928
$ 68,354
Reconciliation of Net Income to Non-GAAP Adjusted Net Income
Non-GAAP Financial Measures

Reconciliation of Diluted Earnings Per Common Share (EPS) to
Non-GAAP Diluted Adjusted Net Earnings Per Common Share (Adjusted EPS)
2008
2009
2010
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2008
2008
2008
2008
2009
2009
2009
2009
2010
2010
2010
2010
Diluted EPS:
$0.62
$0.81
$0.80
$0.23
$(0.04)
$0.18
$0.15
$0.29
$0.28
$0.38
$0.38
$0.49
Special items:
Rationalization charges (gains)
-
-
-
0.02
0.09
0.08
0.07
0.03
0.01
(0.04)
-
0.02
Impairment charges
-
-
-
0.19
-
-
-
0.01
-
-
-
-
Pension settlement gain
-
-
-
-
-
(0.02)
-
-
-
-
-
-
LEIM disposal of assets (noncontrolling)
-
-
-
-
-
-
-
-
-
0.02
-
-
Adjust. Tax contingencies (Asia Pac)
-
-
-
-
-
-
-
-
-
-
-
(0.06)
Loss from Jin Tai acquisition
-
-
-
-
-
-
0.09
-
-
-
-
-
Gain on sale of property (Turkey)
-
-
-
-
-
(0.07)
-
-
-
-
-
-
Venezuela charges (gains)
-
-
-
-
-
-
-
-
-
0.03
0.01
-
Adjusted Diluted EPS:
$0.62
$0.81
$0.80
$0.44
$0.05
$0.17
$0.32
$0.32
$0.28
$0.39
$0.39
$0.45
Non-GAAP Financial Measures
2011
2012
2013
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2011
2011
2011
2011
2012
2012
2012
2012
2013
2013
2013
2013
Diluted EPS:
$0.55
$0.68
$0.66
$0.68
$0.76
$0.79
$0.77
$0.74
$0.80
$0.87
$0.80
$1.07
Special items:
Rationalization charges (gains)
-
-
-
-
-
0.01
0.03
0.05
0.01
0.04
0.06
0.02
Tax audit settlements
(0.06)
-
-
-
-
-
-
-
-
-
-
-
Venezuela charges (gains)
-
-
-
-
-
0.01
-
-
0.11
-
-
-
Adjusted Diluted EPS:
$0.49
$0.68
$0.66
$0.68
$0.76
$0.81
$0.80
$0.79
$0.92
$0.91
$0.86
$1.09

Reconciliation of Diluted Earnings Per Common Share (EPS) to
Non-GAAP Diluted Adjusted Net Earnings Per Common Share (Adjusted EPS)
2014
2015
2010
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2014
2014
2014
2014
2015
2009
2009
2009
2010
2010
2010
2010
Diluted EPS:
$0.69
$0.96
$0.57
$0.96
$0.89
$0.18
$0.15
$0.29
$0.28
$0.38
$0.38
$0.49
Special items:
Rationalization charges (gains)
-
0.01
0.37
-
-
0.08
0.07
0.03
0.01
(0.04)
-
0.02
Venezuela charges (gains)
0.22
0.04
-
-
-
-
-
-
-
0.03
0.01
-
Adjusted Diluted EPS:
$0.91
$1.01
$0.94
$0.96
$0.89
$0.17
$0.32
$0.32
$0.28
$0.39
$0.39
$0.45
Non-GAAP Financial Measures
26